UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500Austin, Texas	78730

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 427-3300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 5, 2010, our Board of Directors approved the filing of a Certificate of Elimination of Series A Preferred Stock with the Secretary of State of the State of Delaware. The Certificate of Elimination became effective August 9, 2010.
The Certificate of Elimination of Series A Preferred Stock is attached hereto as Exhibit 3.7 and is incorporated herein by reference. The description of the Certificate of Elimination in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Certificate of Elimination.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit 3.7 Certificate of Elimination of Series A Preferred Stock

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY
By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer

Date: August 10, 2010

INDEX TO EXHIBITS

Exhibit 3.7	Certificate of Elimination of Series A Preferred Stock